U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 4, 2004

Date of Report (Date of earliest event Reported):

MESA LABORATORIES, INC.

 (Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO	84-0872291
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO	80228
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

c)		Exhibits:

	99.1	Press Release issued February 4, 2004

ITEM 9.	REGULATION FD DISCLOSURE.

Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being furnished under Item 12, “Results of Operations and Financial Condition,” of form 8-K.

On February 4, 2004, Mesa Laboratories, Inc. issued a press release describing its results of operations for its third quarter ended December 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESA LABORATORIES, INC.
(Issuer)

DATED:	February 4, 2004	BY:	/s/ Luke R. Schmieder
Luke R. Schmieder
President, Chief Executive Officer,
Treasurer and Director

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing
99.1	Press release dated February 4, 2004	Filed herewith